UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

EZJR, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	30-0802599
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 W. Charleston Blvd, Suite 110 Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

2001 Lawrenceville Suwanee Road, Suite 203, Suwanee, GA 30024

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Adam Alred, has resigned as the Chief Technology Officer of the Company. Mr. Alred desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices. The Board of Directors of the Company has appointed Mr. Denis Betsi as its Chief Technology Officer. Mr. Betsi holds his office until he resigns, is removed by the Board, or his successor is elected and qualified.

Item 8.01 Other Events

EZJR has relocated its corporate offices from 2001 Lawrenceville Suwanee Road, Suite 300, Suwanee, GA 30024, to its new corporate headquarters located at: 8250 W. Charleston Blvd, Suite 110, Las Vegas, NV 89117.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EZJR, Inc. Registrant

Date: December 23, 2014	/s/ Barry Hall___________________
Name: Barry Hall
Title: Chief Financial Officer